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                                 HIGHMARK FUNDS

                                  EQUITY FUNDS
                               FIXED INCOME FUNDS

                       Supplement dated August 9, 2002 to
                Retail Shares Prospectus dated November 30, 2002

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT WHICH IS CONTAINED IN THE PROSPECTUS. PLEASE KEEP THIS SUPPLEMENT AND READ IT TOGETHER WITH THE PROSPECTUS.

GROWTH FUND SPECIAL PROMOTION -- In connection with and for the duration of the Growth Fund special promotion the $20,000 minimum investment requirement has been eliminated. Beginning August 12, 2002 and ending September 30, 2002, the Growth Fund will waive the front-end sales charge imposed on all purchases of Class A Shares. All subsequent purchases of Class A Shares made after September 30, 2002 will be subject to the applicable front-end sales charge described in the "Fee and Expense" table on page 10 of the Prospectus.

               PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE.

HMK-SU-001-0100

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